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                                                                    EXHIBIT 23.2


                        [ARTHUR ANDERSEN LLP LETTERHEAD]




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 12, 1998 included in Aurora Electronics, Inc. Form 10-K for the year ended September 30, 1997 and to all references to our Firm included in this registration statement.

                                        ARTHUR ANDERSEN LLP

Orange County, California
January 11, 1999